GMO TRUST                                                             Prospectus
                                                                  March 15, 2002
CLASS M SHARES

- VALUE FUND

                                                   -----------------------------
                                                   - GMO TRUST OFFERS A BROAD
                                                    SELECTION OF INVESTMENT
                                                    ALTERNATIVES TO INVESTORS.

                                                   - INFORMATION ABOUT OTHER
                                                    FUNDS OFFERED BY GMO
                                                    TRUST IS CONTAINED IN
                                                    SEPARATE PROSPECTUSES.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                  PAGE
                                              ------------
FUND OBJECTIVES AND PRINCIPAL INVESTMENT
STRATEGIES..................................             2
SUMMARY OF PRINCIPAL RISKS..................             3
FEES AND EXPENSES...........................             5
BENCHMARKS AND INDEXES......................             5
MANAGEMENT OF THE FUND......................             6
DETERMINATION OF NET ASSET VALUE............             7
HOW TO PURCHASE SHARES......................             8
HOW TO REDEEM SHARES........................             8
MULTIPLE CLASSES............................
DISTRIBUTIONS AND TAXES.....................             9
FINANCIAL HIGHLIGHTS........................            10
ADDITIONAL INFORMATION..........................back cover
SHAREHOLDER INQUIRIES...........................back cover
DISTRIBUTOR.....................................back cover

SUMMARY OF FUND
OBJECTIVES AND PRINCIPAL
INVESTMENT STRATEGIES

     The following summary describes the Fund's investment objective and principal investment strategies. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's investment objective and policies may be changed by the Trustees without shareholder approval. The investment objectives of the Fund are fundamental.

     In the Fund summary that follows, it is noted that the Fund will "invest primarily in" a particular type of securities or other assets. Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to the SUMMARY OF PRINCIPAL RISKS in the Prospectus at page 3 for a discussion of the principal risks of investing in the Fund. See the Statement of Additional Information for additional information about the risks of Fund investments and strategies. THE FUND DESCRIBED IN THIS PROSPECTUS MAY NOT BE AVAILABLE FOR PURCHASE IN ALL STATES. THIS PROSPECTUS IS NOT AN OFFERING IN ANY STATE WHERE AN OFFERING MAY NOT LAWFULLY BE MADE.

     It is important for you to note:

  - You may lose money on an investment in the Fund.

  - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  - By itself, the Fund does not constitute a complete investment program.

 GMO VALUE FUND
Fund Inception Date: 11/13/90

                 OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     INVESTMENT OBJECTIVE: The GMO Value Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's current benchmark is the Russell 1000 Value Index.

     INVESTMENT UNIVERSE: The Fund invests primarily in equity securities of companies chosen from the Russell 1000 Value Index, emphasizing large capitalization equity securities. The Fund may also use derivatives.

     PRINCIPAL INVESTMENTS: The Fund invests primarily in U.S. equity securities of companies that in the opinion of the Manager represent favorable values relative to their market prices. The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers.

     METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund uses traditional investment principles combining fundamental and quantitative analysis to provide broad U.S. equity market exposure. Using these principles, the Manager focuses on stock selection, and primarily selects issuers which it believes represent compelling values relative to their market prices. The Manager employs a bottom-up approach to select stocks, and uses various techniques in seeking companies which trade below fair value, as determined by the value of the earnings stream (using a proprietary dividend discount model), the asset value or the franchise value. With valuation the critical factor, the Manager seeks stocks exhibiting one or more of the following characteristics: unappreciated growth rate or earnings power, overlooked assets or business, perception anomaly, the potential for sustainable profit improvement, and indifference in the marketplace.

     RISKS: The most significant risks of an investment in the Fund are Market Risk (including Value Securities Risk) and Derivatives Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 3.

                                  PERFORMANCE

     The performance information below helps to show the risks of investing in the Fund. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. See "Benchmarks and Indexes" for a description of the index. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any expenses. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.

                    ANNUAL TOTAL RETURN/Class III Shares(1)
                            Years Ending December 31

                                  [Bar Graph]

1992....................................   9.36%
1993....................................  18.67%
1994....................................   0.62%
1995....................................  38.18%
1996....................................  20.73%
1997....................................  30.42%
1998....................................  11.66%
1999....................................   2.70%
2000....................................  10.67%
2001....................................   2.85%

                        Highest Quarter: 14.73% (2Q1997)
                        Lowest Quarter: -10.89% (3Q1998)






                         AVERAGE ANNUAL TOTAL RETURN(1)
                        Periods Ending December 31, 2001

-----------------------------------------------------------------
                        1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------
                                                      11/13/90
-----------------------------------------------------------------
 CLASS III               2.85%   11.22%     14.00%     15.42%
-----------------------------------------------------------------
 RUSSELL 1000 VALUE
  INDEX                 -5.59%   11.13%     14.13%     15.25%
-----------------------------------------------------------------

---------------
(1) The return information presented in the bar chart and table is that of the Fund's Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you can lose money by investing in the Fund. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund and its investments.

      -- MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. This risk is particularly pronounced for the Fund, which invests primarily in value securities

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

     FIXED INCOME SECURITIES. The Fund may invest to a limited extent in certain fixed income securities. The value of the Fund's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security).

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund having to actually sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may increase the amount of taxes payable by shareholders.

     - FOREIGN INVESTMENT RISK. The Fund, because it invests in securities traded principally in securities markets outside the United States, is subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities.

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means it is allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for the Fund.

     - LEVERAGING RISK. The Fund's portfolio may be economically leveraged if the Fund temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in economic leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it was leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely settlement payments or to otherwise honor its obligations.

     The Fund is exposed to credit risk because it may generally make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested.

                               FEES AND EXPENSES

     The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Management Fee............................................  0.46%
  Distribution (12b-1) Fee..................................  0.25%
  Other Expenses............................................  0.05%
  Administration Fee(1).....................................  0.20%
  Total Annual Expenses(2)..................................  0.96%

NOTES TO FEES AND EXPENSES:

1. The administration fee for the Fund is payable to The Manager. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces were Fund shares may be purchased. The Manager does not reimburse the administration fee (See note 2).

2. The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2002 to the extent that the Fund's total annual operating expenses (excluding the administration fee referenced in note 1 above, distribution (12b-1) fees, fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.46% of the Fund's daily net assets.

    The Manager may in its sole discretion determine to modify or discontinue the foregoing reimbursement after June 30, 2002. As a result of the foregoing reimbursement, through at least June 30, 2002, the Fund's gross total annual operating expenses, expense reimbursement and net annual operating expenses are expected to be 0.96%, 0.05% and 0.91%, respectively.

EXAMPLES:

The examples illustrate the expenses you would incur on a $10,000 investment in the Fund over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same (with or without redemption at the end of each stated period). The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower.

1 Year (after reimbursement)................................  $   98
3 Year......................................................  $  306
5 Year......................................................  $  531
10 Year.....................................................  $1,178

                             BENCHMARKS AND INDEXES

     The Russell 1000 Value Index is independently maintained and published by The Frank Russell Company and is composed of those companies in the Russell 1000 Index (an independently maintained and published index composed of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co., LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of December 31, 2001, GMO managed more than $20 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs. For the fiscal year ended February 28, 2001, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.41% of the Fund's average daily net assets.

     Day-to-day management of the Fund is the responsibility of the U.S. Active division, comprised of investment professionals associated with the Manager. No one person is responsible for making recommendations to the division.

CUSTODIAN AND TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian and transfer agent.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York City time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares.

                             HOW TO PURCHASE SHARES

     The Fund's Class M shares may be purchased through certain brokers and agents who are authorized to accept purchase and redemption orders on the Fund's behalf. For instructions on purchasing shares or to obtain a purchase order form, please contact the broker or agent from whom this Prospectus was received.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order" for the Fund shares to be purchased. Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     DISTRIBUTION AND SERVICE (12b-1) PLAN. The Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payments at annual rates not to exceed 1.00% of the Fund's average daily assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the plan to 0.25% of the Fund's average daily assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business. For instructions on redeeming shares, please contact the broker or agent from whom this Prospectus was received.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. New York City time)

     - is signed exactly in accordance with the form of registration

     - includes the exact name in which the shares are registered

     - includes the investor's account number

     - includes the number of shares or the dollar amount of shares to be redeemed

     Redemption requests received by the Trust or its agent after the deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on that day. The redemption price is the net asset value per share next determined after the redemption request is received in "good order" for the Fund shares to be redeemed.

     The Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends and interest quarterly. The Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

It is important for you to note:

     - Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such (generally at a 20% federal rate for noncorporate shareholders whether paid in cash or in shares).

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If a distribution reduces the net asset value of a shareholder's shares below a shareholder's cost basis in those shares, such distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, if you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution) and then receive a portion of the price back as a taxable distribution.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request. Information is presented for the Fund, and each class of shares which had investment operations during the reporting periods and is currently being offered.

     Class M shares of the Fund were not offered until June 30, 2001. As such, audited financial statements (and, as a result, financial highlights) are not yet available. Following are financial highlights for a Class III share outstanding throughout each period. Class III shares of the Fund are offered through a separate prospectus. It is expected that audited financial statements relating to Class M shares for the fiscal year ended February 28, 2002 will be included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act, and the rules promulgated thereunder.

VALUE FUND

                                                                     CLASS III SHARES
                                         ------------------------------------------------------------------------
                                          SIX MONTHS                    YEAR ENDED FEBRUARY 28/29,
                                         ENDED 8/31/01   --------------------------------------------------------
                                          (UNAUDITED)      2001        2000        1999        1998        1997
                                         -------------   --------    --------    --------    --------    --------
Net asset value, beginning of period...    $   9.57      $   7.98    $  10.40    $  14.33    $  14.85    $  14.25
                                           --------      --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................        0.10          0.18        0.21        0.26        0.31        0.31
  Net realized and unrealized gain
    (loss).............................       (0.08)         2.32       (0.83)       0.13        3.81        2.47
                                           --------      --------    --------    --------    --------    --------
    Total from investment operations...        0.02          2.50       (0.62)       0.39        4.12        2.78
                                           --------      --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income...........       (0.07)        (0.18)      (0.21)      (0.27)      (0.35)      (0.32)
  In excess of net investment income...          --            --       (0.02)         --          --          --
  From net realized gains..............       (0.25)        (0.73)      (1.57)      (4.05)      (4.29)      (1.86)
                                           --------      --------    --------    --------    --------    --------
    Total distributions................       (0.32)        (0.91)      (1.80)      (4.32)      (4.64)      (2.18)
                                           --------      --------    --------    --------    --------    --------
Net asset value, end of period.........    $   9.27      $   9.57    $   7.98    $  10.40    $  14.33    $  14.85
                                           ========      ========    ========    ========    ========    ========
Total Return(1)........................        0.13%(2)     32.72%      (8.45)%      2.24%      31.54%      21.26%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....    $252,737      $247,971    $178,329    $202,842    $332,103    $469,591
  Net expenses to average daily net
    assets.............................        0.61%(3)      0.61%       0.61%       0.61%       0.61%       0.61%
  Net investment income to average
    daily net assets...................        1.88%(3)      1.99%       2.06%       1.82%       1.89%       2.17%
  Portfolio turnover rate..............          36%          102%        104%         37%         40%         84%
  Fees and expenses voluntarily waived
    or borne by the Manager consisted
    of the following per share
    amounts............................          --(4)         --(4)       --(4) $   0.04    $   0.05    $   0.04

(1) The total returns would have been lower had certain expenses not been waived during the periods shown. Through April 7, 2001, calculation excludes purchase premiums.
(2) Not annualized.
(3) Annualized.
(4) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

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                                   GMO TRUST

                             ADDITIONAL INFORMATION

     Each Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. Each Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' annual and semi-annual reports, and the Funds' Statement of Additional Information are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, by calling collect (617) 346-7646. The Statement contains more detailed information about each Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347